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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                                August 1, 1997



                            FORT BEND HOLDING CORP.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)


         DELAWARE                       0-21328                 76-0391720
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(State or other jurisdiction      Commission File No.         IRS Employer
     of incorporation)                                    Identification Number


    3400 AVENUE H, ROSENBERG, TEXAS                              77471-3808
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(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code:  (281) 342-5571
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events

     On August 1, 1997, the Registrant issued the press release attached as
Exhibit 99 announcing results of the Annual Meeting.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.   Press Release

     (c)  Exhibits

          The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.


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            EXHIBIT
            NUMBER                               DESCRIPTION
            -------                              -----------

              99                      Press release, dated August 1, 1997


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FORT BEND HOLDING CORP.



Date:  August 4, 1997                           By: /s/ Lane Ward
                                                    ----------------------------
                                                    Lane Ward
                                                    Vice Chairman, President and
                                                     Chief Executive Officer


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